UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Earliest event reported) April 12, 2006


                           BIOPHAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                        0-26057                  82-0507874
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               file number)           Identification No.)


     150 Lucius Gordon Drive, Suite 215
          West Henrietta, New York                                14586
   ----------------------------------------                     ----------
   (Address of principal executive offices)                     (Zip code)


                                 (585) 214-2441
               ---------------------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On April 12, 2006, our Vice President for Business Development, John F. Lanzafame, was appointed Chief Operating Officer. In that position, Mr. Lanzafame will oversee our sales, marketing and research operations and those of our subsidiary, Biophan Europe. He will continue to have responsibility for business development and technology licensing.

      In connection with his appointment as Chief Operating Officer, Mr. Lanzafame has resigned as President of our subsidiary, Nanolution, Inc. Dr. Stephen H. Curry will assume the role of President of Nanolution, our drug delivery division. Dr. Curry is a Fellow of the Royal Pharmaceutical Society of Great Britain and is the author or co-author of over 150 scientific publications and/or books in the general area of pharmaceuticals, pharmacokinetics and clinical pharmacology. Before joining Biophan, Dr. Curry held a senior research and development position with AstraZeneca and was Adjunct Professor of Pharmacology and Physiology at the University of Rochester.

Item 7.01.  Regulation FD Disclosure

      On April 12, 2006, we issued a press release announcing the appointment of Mr. Lanzafame as Chief Operating Officer and of Dr. Curry as President of Nanolution. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Number         Exhibit
------         -------

99.1 Press release dated April 12, 2006 entitled "Biophan Appoints Stephen H. Curry, Ph.D. President of Biophan's Nanolution Division; John F. Lanzafame Named Biophan Chief Operating Officer"


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BIOPHAN TECHNOLOGIES, INC.


Date: April 12, 2006                         /s/ Darryl Canfield
                                             -----------------------------------
                                             Darryl Canfield
                                             Chief Financial Officer